UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 26, 2020

CREE, INC.
(Exact name of registrant as specified in its charter)

North Carolina	0-21154	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham	North Carolina	27703
(Address of principal executive offices)		(Zip Code)

(919) 407-5300
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.00125 par value	CREE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Cree, Inc. (the “Company”) held its Annual Meeting of Shareholders on October 26, 2020 (the “Annual Meeting”). The shareholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 9, 2020.

Proposal No. 1: Election of nine nominees to serve as directors. The votes were cast as follows:

Name	Votes For	Votes Withheld

Glenda M. Dorchak	96,095,336	685,865
John C. Hodge	96,310,433	470,768
Clyde R. Hosein	94,732,459	2,048,742
Darren R. Jackson	96,309,611	471,590
Duy-Loan T. Le	95,264,743	1,516,458
Gregg A. Lowe	96,539,386	241,815
John B. Replogle	95,787,289	993,912
Thomas H. Werner	93,938,385	2,842,816
Anne C. Whitaker	95,361,061	1,420,140

Broker Non-Votes: 7,190,640

All nominees were elected.

Proposal No. 2: Approval of the 2020 Employee Stock Purchase Plan. The votes were cast as follows:

	Votes For	Votes Against	Abstained

Approval of 2020 Employee Stock Purchase Plan	96,280,325	462,798	38,078

Broker Non-Votes: 7,190,640

Proposal No. 2 was approved.

Proposal No. 3: Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending June 27, 2021. The votes were cast as follows:

	Votes For	Votes Against	Abstained

Ratification of PricewaterhouseCoopers LLP appointment	103,810,382	88,569	72,890

Proposal No. 3 was approved.

Proposal No. 4: Advisory (nonbinding) vote to approve executive compensation. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Advisory (nonbinding) vote to approve executive compensation	92,132,385	4,489,681	159,135

Broker Non-Votes: 7,190,640

Proposal No. 4 was approved.

Item 8.01	Other Events

On October 26, 2020, the shareholders of the Company approved the 2020 Employee Stock Purchase Plan (the “ESPP”). A copy of the ESPP is filed as Exhibit 10.1 to this report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description of Exhibit

10.1	2020 Employee Stock Purchase Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREE, INC.

By:	/s/ Bradley D. Kohn
Bradley D. Kohn
Senior Vice President and General Counsel

Date: October 26, 2020